EXHIBIT 10.3

July 26, 2006

Taliera Corporation
250 East 96th Street, Suite 415
Indianapolis, Indiana 46240

Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020

  Re:
  Initial Public Offering

Ladies and Gentlemen:

        The undersigned officer and director of Taliera Corporation (the "Company"), in consideration of Morgan Joseph & Co. Inc. ("Morgan Joseph") entering into a letter of intent to act as lead underwriter in connection with the initial public offering of the securities of the Company ("IPO"), hereby agrees as follows:

        1.     The undersigned shall take all actions within his power to cause the Company to liquidate and dissolve under the circumstances contemplated by Article Six of the First Amended and Restated Certificate of Incorporation of the Company (the "Certificate") provided that at the Distribution Date (as defined in the Certificate) the undersigned is a director and/or officer.

        2.     The undersigned will escrow all of the shares of common stock of the Company owned by him immediately prior to the IPO until one year after the Company consummates a Business Combination, subject to the terms of the stock escrow agreement that the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

        3.     In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination (as defined in the Certificate), the liquidation of the Company or until such time as the undersigned is neither an officer nor director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

        4.     The undersigned acknowledges that the Company has agreed not to consummate any Business Combination that involves a company that is affiliated with any director, officer or stockholder of the Company immediately prior to the consummation of the IPO unless the Company obtains an opinion from an independent investment banking firm, reasonably acceptable to Morgan Joseph, to the effect that the Business Combination is fair to the Company's stockholders from a financial perspective.

        5.     Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive from the Company, and will not accept from the Company, any compensation for services rendered to the Company prior to the consummation of the Business Combination except as described in the registration statement filed with and declared effective by the Securities and Exchange Commission in connection with the IPO (the "Registration Statement").

        6.     Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or will accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.

        7.     The undersigned agrees not to resign (or advise the Company's Board of Directors that the undersigned declines to seek re-election to the Board of Directors) from his position as officer and/or director of the Company as set forth in the Registration Statement, except for health reasons, without the prior consent of Morgan Joseph until the earlier of the consummation by the Company of a Business Combination, liquidation of the Trust Account (as defined in the Certificate), or the liquidation of the Company. The undersigned acknowledges that the foregoing does not interfere with or limit in any way the right of the Company to terminate the undersigned's employment at any time (subject to other contractual rights the undersigned may have) or confer upon the undersigned any right to continue in the employ of Company or, if the undersigned is a director, limit the power of the Company's Board of Directors to remove the undersigned as a director.

        8.     In the event of the liquidation of the Trust Account, the undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Account.

        9.     The undersigned hereby acknowledges that he has consented to the release to Morgan Joseph and the Company, and their legal representatives or agents (including any investigative search firm retained by Morgan Joseph or the Company) of certain personal financial and consumer credit information regarding the undersigned's background and finances ("Information"). None of Morgan Joseph, the Company or their agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

        10.   The undersigned's biographical information set forth in the Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K promulgated under the Securities Act of 1933, as amended. The undersigned's Director's and Officer's Questionnaire furnished to the Company in connection with the Registration Statement is true and accurate in all respects. The undersigned represents and warrants that:

          (a)   he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

          (b)   he has never been convicted of or pleaded guilty to any crime (i) involving any fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities, and he is not currently a defendant in any such criminal proceeding; and

          (c)   he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

        11.   In connection with the vote required to consummate a Business Combination, the undersigned shall vote any shares of common stock of the Company acquired in the IPO or afterward in favor of the Business Combination.

        12.   The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.

        13.   This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of Delaware, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

        14.   No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed by the party against whom such amendment, waiver, alteration or modification is to be enforced.

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        IN WITNESS WHEREOF, the undersigned officer and/or director has executed this agreement as of the date first written.

Print Name:	Donald C. Hammond
Signature:	/s/ DONALD C. HAMMOND